UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2016

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 9, 2016, EverBank Financial Corp (the “Company”) held a special meeting of stockholders (the “Special Meeting”). A total of 125,432,771 shares of the Company’s common stock were entitled to vote as of the close of business on September 28, 2016, the record date for the Special Meeting, of which a quorum of 101,873,149 were present in person or by proxy at the Special Meeting. At this Special Meeting, holders of the Company’s common stock were requested to vote upon: (1) the adoption of the Agreement and Plan of Merger, dated as of August 7, 2016, by and among the Company, Teachers Insurance and Annuity Association of America (“TIAA”), TCT Holdings, Inc. and Dolphin Sub Corporation, as such agreement may be amended from time to time (the “merger proposal”), (2) the approval, on a non-binding, advisory basis, of the compensation that certain executive officers of the Company may receive in connection with the merger pursuant to agreements or arrangements with the Company (the “compensation proposal”), and (3) the approval of one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal (the “adjournment proposal”). The following actions were taken by the Company’s stockholders with respect to each of the foregoing items presented for a vote at the Special Meeting:

Proposal 1. The Company’s stockholders approved the merger proposal. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions
Approval of the merger proposal	101,674,324	60,800	138,025

Proposal 2. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation proposal. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions
Approval, on a non-binding, advisory basis, the compensation proposal	69,177,110	32,517,834	178,205
Proposal 3. The Company’s stockholders approved the adjournment proposal. The table below sets forth the voting results.

Proposal	Votes For	Votes Against	Abstentions
Approval of the adjournment proposal	97,877,989	3,828,313	166,847

Item 8.01. Other Events.

On November 9, 2016, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp

	By:	/s/ Jean-Marc Corredor
Name: Jean-Marc Corredor
Title: Senior Vice President, Associate General Counsel and Assistant Secretary
Dated: November 9, 2016

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 9, 2016